                             SELECTED FINANCIAL DATA



                                         For the Four
                                         Month Period                   For the Fiscal Years Ended August 31,
                                             Ended         -------------------------------------------------------------------
                                       December 31, 1997      1997          1996          1995          1994          1993
                                       -----------------   -----------   -----------   -----------   -----------   -----------
                                                               (amounts in thousands, except per share data)
Income Statement Data:
Revenues:
 Gross revenues from real estate  ......    $17,170       $40,231       $38,985       $36,978       $27,640       $21,083
 Interest and other income  ............         82           254           171           176           274           542
                                            --------      --------      --------      --------      --------      --------
   Total revenues ......................     17,252        40,485        39,156        37,154        27,914        21,625
Expenses:
 Property operating expenses   .........      6,835        16,289        16,102        14,859        11,758         8,959
 Depreciation and amortization .........      2,695         6,259         5,908         5,286         3,541         2,784
 General and administrative
   expenses ............................      1,088         3,324         3,119         3,091         2,528         1,873
 Interest expense ......................      4,349         9,086         9,831         8,908         4,162         2,222
 Provision for losses on investments             --           500            --            --         1,795           320
                                            --------      --------      --------      --------      --------      --------
   Total expense   .....................     14,967        35,458        34,960        32,144        23,784        16,158
                                            --------      --------      --------      --------      --------      --------
Income before equity in unconsolidated
 entities, gains on sales of interests in
 real estate, minority interest and
 extraordinary item  ...................      2,285         5,027         4,196         5,010         4,130         5,467
Equity in income of partnerships and
 joint ventures   ......................      2,101         4,337         6,258         6,381         4,416         4,750
Equity in loss of PREIT-RUBIN, Inc.  ...        260            --            --            --            --            --
Gains on sales of interests in real
 estate   ..............................      2,090         1,069           865           119        12,362         3,875
Minority interest  .....................       (474)         (198)         (275)         (285)         (221)          (92)
Extraordinary loss .....................       (300)           --            --            --            --            --
                                            --------      --------      --------      --------      --------      --------
Net income   ...........................    $ 5,962       $10,235       $11,044       $11,225       $20,687       $14,000
                                            ========      ========      ========      ========      ========      ========
Basic Income Per Share Results:
Income before gains on sales of
 interests in real estate and
 extraordinary item  ...................       $.46         $1.06         $1.17         $1.28         $ .96         $1.17
Gains on sales of interests in real
 estate   ..............................        .23           .12           .10           .01          1.43           .45
Extraordinary item .....................       (.03)           --            --            --            --            --
                                           ---------     ---------     ---------     ---------     ---------     ---------
Net income   ...........................       $.66         $1.18         $1.27         $1.29         $2.39         $1.62
                                           =========     =========     =========     =========     =========     =========
Weighted average number of shares
 outstanding (1)   .....................      9,049         8,679         8,676         8,671         8,664         8,643
                                           =========     =========     =========     =========     =========     =========
Diluted Income Per Share Results:
Income before gains on sales of
 interests in real estate and
 extraordinary item ....................       $.46         $1.06         $1.17         $1.28          $.96         $1.17
Gains on sales of interest in real
 estate                                         .23           .12           .10           .01          1.42          0.45
Extraordinary item .....................       (.03)           --            --            --            --            --
                                           ---------     ---------     ---------     ---------     ---------     ---------
Net income .............................       $.66         $1.18         $1.27         $1.29         $2.38         $1.62
                                            ========      ========      ========      ========      ========      ========
Weighted average number of shares
 outstanding(1) ........................      9,099         8,704         8,692         8,688         8,679         8,659
                                            ========      ========      ========      ========      ========      ========

                                              For the Four     For the Fiscal
                                              Month Period       Year Ended
                                                 Ended           August 31,
                                              December 31,     -------------
                                                  1997             1997
                                             ----------------  -------------
                                             (amounts in thousands, except
                                                  per share data)
Balance Sheet Data
 (at end of period):
Investments in real estate, at cost  ......    $  287,926      $  202,443
Total assets.   ...........................       265,566         165,657
Total debt   ..............................       103,939         117,412
Minority interest  ........................        15,805             540
Shareholder's equity  .....................       138,530          40,899

Other Data:
Cash flows from operating activities.......         4,281          15,219
Cash flows from investing activities.......       (57,313)          7,749
Cash flows from financing activities.......        52,957         (22,599)
Funds from operations (2)   ...............         8,146          19,660
EBITDA (3).  ..............................        14,741          35,169

                                                        For the Fiscal Years Ended August 31,
                                             ----------------------------------------------------------
                                                 1996           1995           1994           1993
                                             -------------  -------------  -------------  -------------
                                                   (amounts in thousands, except per share data)
Balance Sheet Data
 (at end of period):
Investments in real estate, at cost  ......  $  198,542     $  195,929     $  154,281     $  112,262
Total assets.   ...........................     177,725        181,336        142,495        107,854
Total debt   ..............................     124,148        122,518         80,155         51,929
Minority interest  ........................         542            528            408            331
Shareholder's equity  .....................      46,505         51,771         56,748         51,852

Other Data:
Cash flows from operating activities ......      15,090         16,672         15,909         13,034
Cash flows from investing activities ......         933        (40,082)       (18,524)       (38,683)
Cash flows from financing activities ......     (16,091)        22,356          3,305         25,913
Funds from operations (2)   ...............      18,628         18,963         16,417         16,870
EBITDA (3).  ..............................      34,423         33,936         24,854         27,161

------------
(1) Weighted average number of shares outstanding excludes shares issuable upon conversion of outstanding Operating Partnership ("OP") units and includes the dilutive effect of outstanding options. Income allocable to holders of OP units is included in minority interest.
(2) The White Paper on Funds from Operations approved by the Board of Governors of NAREIT in March 1995 defines Funds from Operations as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that Funds from Operations is helpful to investors as a measure of the performance of an equity REIT because, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs. The Company computes Funds from Operations in accordance with standards established by NAREIT which may not be comparable to Funds from Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company. Funds from Operations does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions.
(3) EBITDA is defined as operating income before interest expense, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors as an indicator of the Company's ability to service debt and pay cash distributions. EBITDA, as calculated by the Company, may not be comparable to EBITDA reported by other REITs that do not define EBITDA exactly as the Company defines the term. EBITDA does not represent cash generated from operating activities determined in accordance with GAAP and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.